UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 30, 2018 (April 30 2018)

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

Harborside 3, 210 Hudson St., Ste. 400, Jersey City, NJ 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

Harborside 3, 210 Hudson St., Ste. 400, Jersey City, NJ 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03                                        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 30, 2018, the Board of Directors (the “Board of Directors”) of Mack-Cali Realty Corporation (the “General Partner”), the general partner of Mack-Cali Realty, L.P., adopted an amendment (the “Amendment”) to the Second Amended and Restated Bylaws of the General Partner (the “Bylaws”).  The Amendment eliminates the ownership requirements for stockholders seeking to propose amendments to the Bylaws, and generally provides that a stockholder shall have the right to propose amendments to the Bylaws for approval at a duly called annual meeting or special meeting of stockholders. Proposed amendments to the Bylaws must be submitted in compliance with either Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, or the advance notice provisions of the Bylaws for the submission of stockholder proposals, and shall be subject to approval by the stockholders of the General Partner by the affirmative vote of a majority of all votes entitled to be cast by the stockholders on the matter.

The Amendment is filed herewith as Exhibit 3.1 and is incorporated herein by reference. The description set forth above is only a summary of the Amendment and is qualified in its entirety by reference to the text of the Amendment filed herewith as Exhibit 3.1.

Item 9.01                                        Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Exhibit Title

3.1	Amendment No. 1 to the Second Amended and Restated Bylaws of Mack-Cali Realty Corporation.

EXHIBIT INDEX

Exhibit Number	Exhibit Title

3.1	Amendment No. 1 to the Second Amended and Restated Bylaws of Mack-Cali Realty Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: April 30, 2018	By:	/s/ Gary T. Wagner
Gary T. Wagner
General Counsel and Secretary

MACK-CALI REALTY, L.P.

	By:	Mack-Cali Realty Corporation,
its general partner

Dated: April 30, 2018		By:	/s/ Gary T. Wagner
Gary T. Wagner
General Counsel and Secretary